UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          June 30, 2025

NETWORK-1 TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15288	11-3027591
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

65 Locust Avenue, Third Floor, New Canaan, Connecticut 06840

(Address of Principal Executive Offices) (Zip Code)

(203) 920-1055

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NTIP	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

1.      Network-1 Technologies, Inc. announced that it has initiated patent litigation against Samsung Electronics Co., LTD and Samsung Electronics America, Inc. (collectively, “Samsung”) in the United States District Court for the Eastern District of Texas for infringement of U.S. Patent No. 11,233,780, U.S. Patent No.11.916,893, U.S. Patent No.12,207,094, U.S. Patent No. 12,166,869, U.S. Patent No.11,606,204, and U.S. Patent No.11.973,864 (collectively, the “Patents-in-Suit”). The lawsuit alleges that Samsung infringes the Patents-in-Suit by supporting certain eSIM (embedded Subscriber Identification Module) and 5G technologies in its mobile devices, including its Galaxy smartphones, watches and tablets (the “Accused Products”). The Accused Products operate consistent with certain GSMA and ETSI industry standards.

          The Patents-in-Suit are part of Network-1’s M2M/IoT patent portfolio acquired in December 2017 (the “M2M/IoT Patent Portfolio”). The M2M/IoT Patent Portfolio relates to, among other things, enabling technology for authenticating and using eSIM technology in Internet of Things (“IoT”), Machine-to-Machine, and other mobile devices, including smartphones, tablets, watches, computers and automobiles. Patents in the M2M/IoT Patent Portfolio also relate to enabling technologies for 5G network authentication used in consumer and M2M devices (including smartphones), and the latest available Internet transport layer security solutions.

A copy of the press release is attached as Exhibit 99.1.

2.       The Board of Directors of Network-1 Technologies, Inc. (the “Company”) has authorized, and the Company has entered into on June 30, 2025, a written trading plan (10b5-1 Plan) under Rule 10b5-1 of the Securities Exchange Act of 1934 (the “Exchange Act”). Adopting a trading plan that satisfies the conditions of Rule 10b5-1 allows a company to repurchase its shares at times when it might otherwise be prevented from doing so due to self-imposed trading black-outs or pursuant to insider trading laws. Purchases under the Company’s 10b5-1 Plan are for the following periods: (1) beginning on July 10, 2025 until two trading days after the Company issues a press release announcing its financial results for the quarter ended June 30, 2025 and (2) beginning on October 1, 2025 until two trading days after the Company issues a press release announcing its financial results for the quarter ended September 30, 2025. Under the 10b5-1 Plan, the Company’s third party broker may purchase up to 1,000,000 shares of the Company’s common stock, subject to certain price, market, volume and timing constraints, in accordance with the terms of the plan and subject to Rule 10b5-1 and Rule 10b-18 under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description

99.1	Press Release dated June 30, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK-1 TECHNOLOGIES, INC.

Dated: July 2, 2025	By:	/s/ Corey M. Horowitz
Name: Corey M. Horowitz Title: Chairman and Chief Executive Officer